Exhibit 10.2

SUBSCRIPTION AGREEMENT

Synthetic Blood International, Inc.

3189 Airway Avenue, Building C

Costa Mesa, CA 92626

THE COMMON STOCK AND WARRANTS, INCLUDING THE COMMON STOCK UNDERLYING THE WARRANTS, OF SYNTHETIC BLOOD INTERNATIONAL, INC. AND THIS SUBSCRIPTION AGREEMENT (this “Agreement”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“Act”), OR QUALIFIED UNDER THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATION S PROMULGATED UNDER THE ACT.

This Agreement shall constitute the irrevocable offer of the undersigned to purchase, in the amounts and subject to the terms set forth in this Agreement, shares of common stock, par value $0.01 per share, and an equal number of warrants to purchase common stock of the Company, the form of which is attached hereto as Exhibit A ( collectively the “Securities”) of Synthetic Blood International, Inc., a New Jersey corporation (the “Company”), at a purchase price of $0.20 for each share and warrant. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company and the undersigned agrees to be bound by the terms of the warrant attached hereto as Exhibit A. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that he/she understands that the Company is relying on the accuracy and completeness hereof in complying with its obligations under applicable securities laws.

On the foregoing, it is hereby agreed as follows:

1. SUBSCRIPTION. The undersigned hereby irrevocably subscribes for the purchase of                      shares of common stock and warrants (an equal number of each). The undersigned is tendering to the Company:

(a) one signed copy of this Agreement; and

(b) payment in the amount of $0.20 per share and warrant, or a total of $                    .

2. GENERAL REPRESENTATIONS OF SUBSCRIBER. The undersigned hereby represents and warrants as follows:

(a) The undersigned is over the age of 18 years.

(b) The undersigned acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing these securities.

(c) The undersigned has received and read the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2004, quarterly report on Form 10-Q for the fiscal quarter ended July 31,

2004, and Prospectus dated September 10, 2004 as filed with the Securities and Exchange Commission, and understands the risk of an investment in the Company, including the risks set forth under “RISK FACTORS” section of the foretasted Prospectus The undersigned acknowledges that an investment in the Company involves high risks.

(d) The undersigned, either alone or with the assistance of one or more advisers engaged by him or her, has such knowledge and experience in business and financial matters that he or she is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company.

(e) The undersigned has been provided with all materials and information requested by the undersigned or his or her representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication between the Company and its representatives and the undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company.

(f) All information which the undersigned has provided to the Company or its agents or representatives concerning the undersigned’s suitability to invest in the Company is complete, accurate, and correct as of the date of the undersigned’s signature on this Agreement. Such information includes, but is not limited to, information concerning the undersigned’s personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned’s advisers.

(g) The undersigned has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(h) The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement.

(i) The undersigned has adequate means of providing for his or her current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

(j) The undersigned acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment may be refunded with interest and without deduction of expenses.

3. REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. The undersigned represents that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The undersigned understands that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may

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make the undersigned an “underwriter” within the meaning of the Act. The undersigned acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

[NOTE: Please Initial All Applicable “YES” Answers Under Items 4 & 5]

4. PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person is being provided here in lieu of furnishing a personal financial statement.

(a) My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

Yes  ☐            No  ☐

INITIAL

(b) My individual income in 2003 and 2002 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of $200,000 in 2004.

Yes  ☐            No  ☐

INITIAL

(c) The joint income of my spouse and I in 2003 and 2002 exceeded $300,000 in each such year, and I reasonably expect our joint income will be in excess of $300,000 in 2004.

Yes  ☐            No  ☐

INITIAL

(d) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

Yes  ☐            No  ☐

INITIAL

5. BUSINESS FINANCIAL INFORMATION. The following information pertaining to the undersigned as a corporation, partnership, or other legal entity is being provided here in lieu of furnishing a financial statement.

(a) The undersigned is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and investment decisions are made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor and the employee benefit plan has total assets in excess of $5,000,000.

Yes  ☐            No  ☐

INITIAL

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(b) The undersigned is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and the employee benefit plan is a self-directed plan with investment decisions made solely by persons who satisfy one or more of the other criteria set forth in Items 4 and 5, and the employee benefit plan has total assets in excess of $5,000,000.

Yes  ☐            No  ☐

INITIAL

(c) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

Yes  ☐            No  ☐

INITIAL

(d) The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

Yes  ☐            No  ☐

INITIAL

(e) The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

Yes  ☐            No  ☐

INITIAL

(f) The undersigned is an entity in which all of the equity owners are accredited investors under the criteria set forth in Items 4 and 5.

Yes  ☐            No  ☐

INITIAL

6. INDEMNITY. The undersigned hereby agrees to indemnify the Company and any person participating in the offering and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorney’s fees) incurred on account of or arising out of:

(a) any inaccuracy in his or her declarations, representations, and warranties set forth herein or made by the undersigned to the Company in connection with his or her subscription;

(b) the disposition of any portion of the securities which he or she will receive, contrary to his or her declarations, representations, and warranties set forth herein; and

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(c) any action, suit, or proceeding based on (i) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, or (ii) the disposition of any of the securities or any part hereof.

7. SETOFF. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, or expenses (including, but not limited to, reasonable attorney’s fees) which are incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

8. MISCELLANEOUS. The undersigned further understands, acknowledges, and agrees that:

(a) This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any securities issuable pursuant hereto and for all other purposes.

(b) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(c) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal and state securities laws.

(d) The undersigned will hold title to the securities as follows:

            Community Property

            Joint Tenants, with Right of Survivorship

            Tenants in Common

            Separate Property

            Other

                          (Single Person, Trust, Etc., Please Indicate)

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AGREED AND ENTERED INTO this      day of                     , 2004.

Tax Identification Number or	Type or Print Name of Subscriber(s) in exact
Social Security Number	Form to be Used on Records of the Company

Address:

Number and Street	Signature

City, State, and Zip	Signature of Joint Subscriber, If Any

ACCEPTANCE OF SUBSCRIPTION

The foregoing is hereby accepted this      day of                      2004

SYNTHETIC BLOOD
INTERNATIONAL, INC.

By
Duly Authorized Officer

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EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

COMMON STOCK PURCHASE WARRANT

To Purchase                      Shares of Common Stock of

Synthetic Blood International, Inc.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) CERTIFIES that, for value received,                      (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or prior to September 30, 2007 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Synthetic Blood International, Inc., a New Jersey corporation (the “Company”), up to                      shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $0.275, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant.

(a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, said exercise will be void and of no effect if the Holder does not surrender this Warrant to the Company and the Company does not receive payment of the aggregate Exercise Price of the shares purchased by wire transfer or cashier’s check drawn on a United States bank on or before the fifth day following the date notice of exercise is delivered to the Company. Certificates for shares purchased hereunder shall be delivered to the Holder within 3 Trading Days from the delivery to the Company of the notice of exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c) Subject to the provisions of this Section 3, if the Closing Price (as defined below) for each of ten consecutive Trading Days (the “Measurement Period”) during the period this Warrant is exercisable exceeds 200% of the Exercise Price (the “Threshold Price”) (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after November 1, 2004), then the Company may, within five business days of such period, call for cancellation of all or any portion of this Warrant for which a Notice of Exercise has not yet been delivered (such right, a “Call”). For purposes of this Agreement the term “Closing Price” means (i) the last reported high closing bid price per share of Common Stock on such date (as reported by Bloomberg L.P. at 1:15 PM (Los Angeles time), or (ii) if there is no such price on such date, then the high closing bid price on the date nearest preceding such date (as reported by Bloomberg L.P. at 1:15 PM (Los Angeles time) for the closing bid price for regular session trading on such day), or (iii) if prices for the Common Stock are then reported only in the “pink sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported. To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a “Call Notice”), indicating therein the portion of the unexercised portion of this Warrant to which such notice applies. Any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received from and after the date of the Call Notice will be cancelled without payment from or further obligation of the Company at 5:00 p.m. (Los Angeles time) on the fifteenth business Day after the date the Call Notice is given to the Holder (such date, the “Call Date”). Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered from the time of delivery of the Call Notice through 5:00 p.m. (Los Angeles time) on the Call Date provided that the exercise procedures set forth in Section 3(a) are otherwise followed, and otherwise, this Warrant shall be cancelled. The parties agree that any Notice of Exercise delivered following a Call Notice shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant. For example, if this Warrant then permits the Holder to acquire 100 Warrant Shares, a Call Notice pertains to 75 Warrant Shares, and prior to 5:00 p.m. (Los Angeles time) on the Call Date the Holder tenders a Notice of Exercise in respect of 50 Warrant Shares, then on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be automatically cancelled, the Company, in the time and manner required under this Warrant, will have issued and delivered to the Holder 50 Warrant Shares in respect of the exercises following receipt of the Call Notice, and the Holder may, until the Termination Date, exercise this Warrant for 25 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 3(c), the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7. Transfer, Division and Combination.

(a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this section 7.

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e) In connection with any transfer of this Warrant the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in rule 144a(a) under the Securities Act.

8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Adjustments of Exercise Price and Number of Warrant Shares.

(a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(c) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11(c) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(d) Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(e) Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Notice of Corporate Action. If at any time:

(i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(ii) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

12. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable there for upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

13. Miscellaneous.

(a) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

(b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile and receipt is confirmed by telephone, (b) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given. The Holder’s address for such notices and communications shall be the address of Holder as it appears in the books and records of the Company.

(e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(g) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(h) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(i) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:             , 2004

SYNTHETIC BLOOD INTERNATIONAL, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

To:     Synthetic Blood International, Inc.

(1) The undersigned hereby elects to purchase              Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________

The Warrant Shares shall be delivered to the following:

_________________________________

_________________________________

_________________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By:
Name:
Title:

Dated:	___________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_________________________________________________________________________________________ whose address is

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

Dated:	,
Holder’s Signature:
Holder’s Address:

Signature Guaranteed: _____________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.